UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

RELIV’ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19932	37-1172197
(Commission File Number)	(IRS Employer Identification No.)

136 Chesterfield Industrial Boulevard	Chesterfield, Missouri 63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 537-9715

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Effective March 31, 2015, the Board of Directors of Registrant adopted and approved an amendment to the Bylaws of Registrant amending and restating ARTICLE IX – INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS.

A copy of the amended and restated ARTICLE IX of the Bylaws is attached as Exhibit 3.1

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

3.1	Amended and Restated Article IX – Indemnification of Officer, Directors, Employees and Agents

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Relìv International, Inc. has duly caused this report to be signed on its behalf by the undersigned in the City of Chesterfield, State of Missouri, on April 1, 2015.

RELIV’ INTERNATIONAL, INC.

By:	/s/ Steven D. Albright
Steven D. Albright Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	AMENDED AND RESTATED - ARTICLE IX – INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

3